UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2012

SPRINT NEXTEL CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K is filed for the purpose of filing the exhibits listed below as exhibits to Registration Statement No. 333-171301 of Sprint Nextel Corporation (the “Company”) in connection with the issuance and sale by the Company of $1.5 billion aggregate principal amount of 7.000% Notes due 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 9, 2012, between Sprint Nextel Corporation and J.P. Morgan Securities LLC, on behalf of itself and as the Representative of the several Underwriters

4.1	Fifth Supplemental Indenture, dated as of August 14, 2012, between Sprint Nextel Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	Specimen of 7.000% Notes due 2020 (included in Exhibit 4.1)

5.1	Opinion of Jones Day

5.2	Opinion of Polsinelli Shughart PC

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Polsinelli Shughart PC (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: August 14, 2012		/s/ Timothy O’Grady
	By:	Timothy O’Grady
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 9, 2012, between Sprint Nextel Corporation and J.P. Morgan Securities LLC, on behalf of itself and as the Representative of the several Underwriters

4.1	Fifth Supplemental Indenture, dated as of August 14, 2012, between Sprint Nextel Corporation and The Bank of New York Mellon Trust Company, N.A.

4.2	Specimen of 7.000% Notes due 2020 (included in Exhibit 4.1)

5.1	Opinion of Jones Day

5.2	Opinion of Polsinelli Shughart PC

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Polsinelli Shughart PC (included in Exhibit 5.2)